Exhibit 10.40


                                       LEASE
                                       -----

         THIS LEASE made this 30th day of November, 1992, by and between MOON
                              --------
     & HART, a Hawaii general partnership, whose principal place of business and post office address is at Century Center, 1750 Kalakaua Avenue, Suite 909, Honolulu, Hawaii 96826 ("Landlord"), and SIMMONS COMPANY, a Delaware corporation, whose principal place of business and post office address is at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328 ("Tenant");

                                    WITNESSETH:

         That Landlord, in consideration of the rent herein reserved and of the covenants herein contained and on the part of Tenant to be observed and performed and upon and subject to the terms and conditions hereinafter set forth, does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, that certain warehouse and office space (the "Premises") located within the Campbell Industrial Park (the "Park") and situate with the building (the "Building") shown on Exhibit "A" attached hereto and made a part hereof for all purposes, together with the right of access for vehicular ingress and egress shown in said Exhibit "A". The Premises are situate within the property (the "Property") more particularly described in Exhibit "B" attached hereto and made a part hereof for all purposes.

         Tenant shall also have the exclusive right to use the parking stalls indicated in Exhibit "A". Tenant's right to use such parking stalls shall be subject to such reasonable rules and regulations as Landlord might adopt from time to time pursuant to this Lease.

     I.   Specific Conditions of the Lease.
          ---------------------------------

         The following subparagraphs constitute all of the specific conditions of this Lease as referred to elsewhere in this Lease:

     (A) Approximate area of Tenant's Premises: Fifty-two thousand six hundred fifty-five (52,655) square feet of warehouse space and
                             -------
          five thousand eight hundred seventy-five (5,875) square feet of office space, together with the exclusive right to use the parking stalls shown in Exhibit "A".

     (B) Tenant's Pro Rata Share of real property taxes, assessments and Operating Expenses: Seventy and five thousand nine hundred eighty-nine ten-thousandths percent (70.5989%).

            (C) The term of this Lease shall be ten (10) years (the "Term"), commencing on the first (1st) day of February, 1993 (the "Commencement Date") and ending on January 31, 2003 (the "Termination Date").

            (D) Monthly Base Rent shall be as follows:

                   Period                   Monthly Base Rent
                   ------                   -----------------

                February 1, 1993 to
                March 31, 1993              $0.

                April 1, 1993
                to January 31, 1996         $30,733.75

                February 1, 1996 to
                January 31, 1997            $31,655.76

                February 1, 1997 to
                January 31, 1998            $32,921.99

                February 1, 1998 to
                January 31, 1999            $34,238.87

                February 1, 1999 to
                January 31, 2000            $35,608.42

                February 1, 2000 to
                January 31, 2001            $37,032.76

                February 1, 2001 to
                January 31, 2002            $38,514.07

                February 1, 2002 to
                January 31, 2003            $40,054.63

            (E) Amount of Security Deposit: None.

            (F) (1) Uses to be made of Premises: Manufacturing,
                    distribution, warehousing and administrative offices related to furniture and bedding components and showroom facilities.

                (2) Limit on average number of gallons of water to be
                    consumed on Premises: One thousand nine hundred forty-eight (1,948) gallons per day.

            (G) Tenant's address for notice if other than the Premises:
                One concourse Parkway, Suite 600, Atlanta, Georgia 30328.

            (H) Notwithstanding the provisions of Section I of this
                Lease and the General Conditions set forth in Section III of this Lease, Landlord and Tenant agree as follows:

            (I) Landlord shall, prior to March 15, 1993, install the
                following ("Landlord's Work"), at Landlord's sole cost and expense:

                (a) An additional six hundred (600) amperes of two hundred forty (240) volt, three-phase power to a breaker box within the Premises.

                (b) An additional restroom on the ground floor of the
                    Premises.

                (c) Such improvements as shall be required to conform the
                    Premises to the requirements of the Americans with Disabilities Act.

                (d) Such additional septic tank capacity as may be
                    reasonably required for Tenant's use of the Premises.

        (2) Tenant shall, in accordance with periodic billings by Landlord, pay to Landlord any increase in the premium payable for such insurance and attributable to Tenant's use of the Premises and Tenant's Pro Rata Share of the remaining cost of such insurance.

        (3) Landlord and Tenant agree that Tenant's estimated Pro Rata Share of Operating Expenses under Paragraph 7 of Section III of this Lease is $4,000.00 per month. Tenant shall, on execution of this Lease, tender to Landlord the sum of $36,181.11, representing estimated Operating Expenses, Monthly Base Rent and General Excise Tax for the month of April, 1993.


        II. Exhibits.
            --------

            The following exhibits which are attached hereto are hereby made a part of this Lease:

            (A)Exhibit "A":               Outline of Premises
            (B)Exhibit "B":               Description of Property.

            (C) Exhibit  "C-l:"  Declaration of Conditions, Covenants
                                 and Restrictions.
            (D) Exhibit  "C-2":  Declaration of Covenants Regarding
                                 Water Consumption and Development.
            (E) Exhibit  "D":    Declaration of Taking.

        III. General Conditions.
             ------------------

             The General Conditions of Lease attached to this Lease as
        Section III are hereby incorporated herein by reference and made a part hereof for all purposes.

             IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.


                                        MOON & HART,
                                        a Hawaii general partnership

                                        By___________________________
                                          Its General Partner
                                          Landlord



                                        SIMMONS COMPANY,
                                        a Delaware corporation


                                        By___________________________
                                          Its Tenant

                    III. GENERAL CONDITIONS OF SIMMONS LEASE
                    ----------------------------------------

               1. Landlord's Work. Landlord shall, prior to the Commencement
                  ---------------
          Date, complete Landlord's Work more particularly described in paragraph (H) of Section I of this Lease.

               2. Structural Repairs. Landlord at Landlord's sole expense shall
                  ------------------
          undertake and pay for all necessary repairs to the structural portions of the Premises, including any necessary repairs to the foundations, floors, exterior walls and interior load bearing walls and roof; provided that such repairs are not made necessary by any act or neglect of Tenant, its agents, employees, invitees or others claiming by, through or under Tenant. In the event that any repairs shall become necessary to the structural portions of the Premises, then upon written notice from Tenant to Landlord stating the necessity therefor and the nature thereof, Landlord shall, with reasonable promptness, and after receipt of such written notice, make any such reasonably necessary repairs specified in such notice.

              3. Monthly Base Rent. For the period commencing on April
                 -----------------
          1, 1993 to and including the Termination Date provided for in paragraph (C) of Section I of this Lease, Tenant shall pay to Landlord the Monthly Base Rent in the fixed amounts set forth in paragraph (D) of Section I of this Lease. All payments of rent after the first payment shall be paid at the office of Landlord, or such other place as shall be designated in writing by Landlord, without notice on or before the first (1st) day of each and every month during the Term.

              4. Conveyance Tax; General Excise Tax. As billed by
                 ----------------------------------
          Landlord, together with each payment made by Tenant hereunder, Tenant shall pay any conveyance tax Imposed by the State of Hawaii and execute, at Landlord's request, such affidavits and other documentation as may be necessary or proper in connection therewith in a form reasonably acceptable to Tenant. Tenant shall also pay to Landlord as additional rent, together with each payment of rental, real property taxes and other charges payable by Tenant hereunder, which are subject to the State of Hawaii general excise tax on gross income, as the same may be amended, and all other similar taxes imposed upon Landlord with respect to rental or other payments in the nature of a gross receipts tax, sales tax, privilege tax or the like, excluding federal or state net income taxes, whether imposed by the United States, State of Hawaii or City and County of Honolulu, an amount which when added to such rental or other payment shall yield to Landlord after deduction of all such tax payable by Landlord with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.

              5. Real Property Taxes and Assessments. Tenant shall pay
                 -----------------------------------
          to Landlord, within ten (10) days of the receipt of Landlord's invoice for the same (which invoice shall be rendered.

          by Landlord only after Landlord's receipt of the real property tax bill for the land and Building of which the Premises are a part), Tenant's Pro Rata Share, as established in paragraph (B) of Section I of this Lease, of all real property taxes assessed against the land and Building of which the Premises are a part. In the event any assessments of whatever description shall, during the Term of this Lease, be levied or assessed against the land or Building of which the Premises are a part, or any part thereof under any improvement district or betterment law or by other governmental authority, Tenant shall also pay its Pro Rata Share of such assessments as shall be billed with respect to the period of this Lease, both principal and interest.

              6. Other Taxes and Fees. In addition to the rental provided
                 --------------------
          hereunder, Tenant agrees to pay all license fees taxes and increases in taxes levied and assessed by any government bady by virtue of (a) any special improvements made by such government body, (b) Tenant using and conducting its business or operation on the Premises,
          (c) the employment by Tenant of agents, employees or other third parties, or (d) the bringing onto, or keeping of personal property or chattels of whatsoever nature on the Premises by Tenant. The foregoing is intended to bind Tenant to pay, and to promptly discharge, all taxes and/or levies, together with related interest and penalties, whether assessed by federal or state authority or any political subdivision thereof, directly or indirectly related to its business, improvements, functioning, employment, assets, existence, sales, entertainment or the like. Tenant specifically agrees to reimburse Landlord for any increase in ad valorem Taxes resulting from use of fixtures or improvements by Tenant which Landlord becomes obligated to pay.

               7. Operating Expenses. Tenant will pay to Landlord in
                  ------------------
          advance on the first (1st) day of each month throughout the Term,in accordance with monthly billings rendered to Tenant by Landlord, but subject to annual adjustment as hereinafter set forth, Tenant's Pro Rata Share of the Operating Expenses for the Premises.

               It is understood and agreed that the monthly billings referred to hereinabove shall be on an estimated basis. If the aggregate payments made by Tenant for Operating Expenses for any Lease Year (hereinafter defined) exceed Tenant's Pro Rata share of Operating Expenses for such Lease Year, such excess shall, at Landlord's option, be applied as a credit against future payments to be made by Tenant for Rent and Operating Expenses in order maturity. Landlord shall notify Tenant in writing as soon as practicable after the end of such Lease Year, but in no event more than ninety (90) days after the end of such Lease Year, of such credit and the amount so credited, or refund such amount to Tenant. If the aggregate payments made by Tenant for the Operating Expenses with respect to any such Lease Year are less than Tenant's Pro Rata Share of Operating Expenses,Tenant shall pay the amount of such deficiency to Landlord within ten (10) days after written demand by Landlord. In the event that this Lease is terminated prior to the end of a Lease Year, the adjustment above will be made to apply as of the date of termination of this Lease and any excess paid by Tenant shall be refunded by Landlord to Tenant within thirty (30) days after the termination of the Lease. Any deficiency owed by Tenant shall be paid as set forth above.

               For purposes of this paragraph 7, the term "Operating Expenses" means all improvement assessments applicable to the Premises (including without limitation, any assessments levied with respect to the Park), the total cost and expense incurred by Landlord in its operation, maintenance and repair of the Building in which the Premises are situate, excluding the roof and structural portions of the Building, but including the wall ventilation system, gutters, downspout, Building fire sprinkler system (including annual maintenance and inspections), all exterior gates, fences, landscaped areas (including the sprinkler system), parking areas, walkways, ramps, driveways, fences, free-standing light standards, exterior fixtures, trench drains and septic tanks, and interior and exterior setback areas for the parcel within which the Premises are situate (including keeping the same free from rubbish and debris) and the cost of all other services, facilities or improvements provided for by Landlord for the common or joint use and benefit of some or all tenants of the Property of which the Premises are a part, their employees, agents, customers and guests (provided that if said facilities or services are provided for the common or joint use of Tenant, its employees, agents, customers and guests and for the common or joint use of some but not all tenants and their employees, agents, customers and guests, Tenant's Pro Rata Share shall mean, with respect to any such facilities or services, the percentage obtained by dividing the floor area of Tenant's Premises by the aggregate floor area of the premises of all tenants (including Tenant) benefitted by such common facilities or services), insurance provided for in paragraph 17 of this Section III on the Building and improvements situate within the parcel of land within which the Premises are situate, taxes upon or measured by Landlord's gross income to the extent that such taxes have not already been recovered under paragraph 4 of this Section III, the cost and expense of any contest of he validity of such taxes, the cost of alterations, additions and capital improvements required by any laws, codes, regulations or ordinances now or hereafter in effect, or made by Landlord to reduce expenses, which alterations, additions and capital improvements would otherwise be included in Operating Expenses (amortized over their reasonable useful life with interest at the rate usually charged Landlord for borrowing on the amount of such cost). Operating Expenses shall also include, but are not limited to, exterior painting, washing of the Building roof and Building exterior walls, the repair, replacement and maintenance of common area plumbing and electrical systems, reasonable management fees and office expenses (subject to the limitation set forth hereinafter), legal, accounting and engineering fees, and the following for common areas: janitorial services (including rubbish removal) and other cleaning costs, pest control, supplies, security services, charges for water, sewer and electricity, and costs of planting and maintaining landscaped areas. Operating Expenses shall include both costs directly incurred and costs incurred under outside contracts.

               Anything herein to the contrary notwithstanding, Landlord hereby agrees, with respect to the foregoing management and office expenses, that for the period commencing on the Commencement Date and ending on the fourth (4th) anniversary of said Commencement Date, management fees and office expenses during each Lease Year shall not exceed three percent (3.0%) of the aggregate of the following items payable by Tenant during such Lease Year: (i) the Monthly Base Rent, (ii) Operating Expenses (excluding such management and office expenses),
          (iii) Tenant's Pro Rata Share of real property taxes and assessments, and (iv) Hawaii general excise tax. Thereafter, from and after such fourth (4th) anniversary of the Commencement Date, such management fees and office expenses shall not exceed such three percent (3.0%) limitation for so long as Landlord shall self-manage the Property; if Landlord shall elect to have the Property managed by an independent property management company, then such management fees and office expenses shall in no event exceed the fees and expenses charged by independent property management companies for the management of similar properties.

               For purposes of this paragraph 7, "Lease Year" shall be a period of twelve (12) consecutive calendar months, with the initial Lease Year commencing on April 1, 1993 and ending on December 31, 1993 and each succeeding Lease Year commencing on January 1 and ending on December 31 of each calendar year or such other twelve (12) month period as may be established by Landlord on reasonable notice to Tenant.

               8. Utilities; Trash Removal. Tenant will make all arrangements
                  ------------------------
          for and pay for all electricity, air-conditioning, telephone service, trash and rubbish removal in connection with Tenant's use of the Premises and other utilities and services used by Tenant on or with respect to the Premises and other similar charges for said Premises prior to such charges becoming delinquent. Tenant shall also pay Landlord, in accordance with invoices rendered by Landlord to Tenant, for all water used by Tenant with respect to the Premises. Tenant's usage of such water shall be determined by flow meters installed by Landlord with respect to the Property.

               9. Laws and Ordinances; Indemnity. Tenant shall, during the whole
                  ------------------------------
          of said Term, keep the Premises in a strictly safe, clean and sanitary condition and observe and perform all laws and ordinances applicable to the Park and improvements now or hereafter erected on the Premises and all laws, ordinances, rules and regulations relating to health and sanitation for the time being applicable to the Premises, and will indemnify, defend and hold harmless Landlord, its partners, employees, agents, successors and assigns from and against all claims, actions, suits, damages, costs and expenses, including reasonable attorneys' fees by whomsoever brought or made by reason of the nonobservance or nonperformance of said laws, ordinances, rules and regulations or of this covenant, and will reimburse Landlord for reasonable attorneys' fees and for all other reasonable costs which Landlord may incur in connection with the defense of any such claims.

               10. Hazardous Materials; Indemnity. Tenant will keep and maintain
                   ------------------------------
          the Premises in compliance with, and shall not cause or permit the Premises or the Property to be in violation of, any Hazardous Materials Laws (hereinafter defined), and shall not use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow any Hazardous Materials (hereinafter defined) in, on or under the Premises or the Property in violation of any Hazardous Materials Laws. Tenant shall indemnify, defend and hold harmless Landlord, its partners, employees, agents, successors and assigns from and against an loss, damage, cost, expense or liability, direct or indirect, arising out of or attributable to the violation of any Hazardous Materials Laws or the unlawful use, generation, manufacture, treatment, handling, refining, production, processing, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials in, on or under the Premises or the Property caused by Tenant, including, without limitation, all foreseeable and unforeseeable consequential damages, the costs of any required or necessary repair, clean up or detoxification of the Premises or of the Property, and the preparation and implementation of any closure, remedial or other required plans. In addition to the foregoing, Tenant shall immediately advise Landlord, in writing, if Tenant at any time becomes aware of any violation of any Hazardous Materials Laws or of any claim made pursuant to any Hazardous Materials Laws in respect of the Premises or the Property. Landlord shall immediately advise Tenant, in writing, if Landlord at any time becomes aware of any violation of any Hazardous Materials Laws or of any claim made pursuant to any Hazardous Materials Laws in respect of the Premises or the Property.

               Landlord shall indemnify, defend and hold harmless Tenant, its employees, agents, successors and assigns from and against any loss, damage, cost, expense or liability, direct or indirect, arising out of or attributable to the violation of, any

               Hazardous Materials Laws or the unlawful use, generation, manufacture, treatment, handling, refining, production, processing, storage, release, discharge, disposal or presence of Hazardous Materials in, on or under the Premises or the Property which were caused by Landlord or any predecessor Tenant of the Building, including, without limitation, all foreseeable and unforeseeable consequential damages, the cost of any required or necessary repair, cleanup or detoxification of the Premises or of the Property, and the preparation and implementation of any closure, remedial or other required plans; provided, however,
                                                          --------  -------
               that Landlord shall not be required to so indemnify, defend and hold harmless Tenant for any personal injury claims by Tenant's employees resulting from any of the foregoing, unless the same were caused by Landlord.

                    For purposes of this Lease, the term "Hazardous Materials
               Laws" means and includes all federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, within, under or about the Premises or the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource
                                                   -------
               Conservation and Recovery Act, 42 U.S.C. Section 6901,
               et seq., the Hazardous Materials Transportation Act, 49
               -------
               U.S.C. Section 1251, et seq., the Clear Air Act, 42 U.S.C.
                                    -------
               Section 7401, et seq., the Toxic
                             -------
               Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Section 300f through 300j, Chapter 342J of the Hawaii Revised Statutes and any similar state or local laws or ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto.

                   As used in this Lease, the term "Hazardous Materials"
               means and includes any and all radioactive materials, asbestos, organic compound: known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxictry, pollutants, contaminants, hazardous wastes toxic substances, and any and all other substances or materials defined as or included in the definition of "hazardous substances", "hazardous wastes" "hazardous materials" or "toxic substances" under, or for the purposes of, the Hazardous Materials Laws.

                   The foregoing covenant shall survive any termination or
               cancellation of this Lease.

                    11. Interruption or Curtailment of Services. The
               interruption or curtailment of services or utilities to be furnished by Landlord hereunder, if the same results from causes beyond Landlord's reasonable. control, shall not constitute constructive eviction and shall not entitle Tenant to the abatement of rent or to any other claims against Landlord;
               but in
               the case of such interruption or curtailment, Landlord shall take all reasonable steps to restore the interrupted or curtailed utilities or services.

                    12. Use. Tenant will use the Premises solely for the
                        ---
               purposes specified in paragraph (F)(1) of Section I of this Lease and for no other purposes. If Tenant wishes to use the Premises for any other purpose, Tenant shall obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Landlord shall have the right to withhold such consent if the proposed use does not qualify as a permitted use under the CC&R's or the Declaration of Taking hereinafter described.

                   Tenant shall not use or occupy said Premises for the
               purpose of storing junk, scrap or other offensive materials:
               and will not make or suffer any strip or waste, unlawful use of said Premises or use which creates a nuisance; nor shall Tenant use or permit said Premises or any part thereof to be used in any manner or for any purpose which will increase the then existing rate of insurance upon the Building of which the Premises are a part (unless Tenant agrees to pay such increase), or cause a cancellation of any insurance policy covering said Premises, or any part thereof (unless such insurance policy can be replaced and Tenant agrees to pay any increase in the cost of such replacement policy which cannot be replaced without an increase in the rates), nor shall Tenant sell, store or permit to be kept, used or sold in or about said Premises any article which may be prohibited by any policy or policies of fire insurance applicable to the Premises and to the activities therein permitted. Tenant shall use and occupy said Premises in a careful, safe and proper manner. Any increase in premiums or surcharges or damages resulting from any such prohibited use shall be paid by Tenant to Landlord; provided, however, that the foregoing shall not apply to increases in premiums or purchases which are attributable to inflation or other price increases unrelated to the activities of Tenant. Tenant shall, at Tenant's sole cost and expense, comply with all requirements of all county, municipal, state and federal authorities now in force, or which may hereafter be in force pertaining to the Premises, and shall faithfully observe in the use of the premises all municipal ordinances and stateand federal statutes now in force or which may hereafter be in force.

                    13. Inspection; Access. Tenant will permit Landlord and
                        ------------------
               their respective employees and agents, at all reasonable times during said Term upon reasonable prior notice, to enter the Premises and examine the state of repair and condition thereof, and Tenant will repair and make good all defects which Tenant is obligated to do under the terms of this Lease and of which notice shall be given by Landlord, in the manner set forth in paragraph 40 of this Section III. Without in any manner obligating Landlord to do so, Tenant will also permit Landlord and

               Landlord's agents to have access to the Premises at all reasonable times upon reasonable prior notice for the purpose of making repairs, posting such notices as it may deem necessary for Landlord's protection or for the protection of the Premises, for the purpose of lawfully repossessing the Premises as herein provided and/or for the purpose of showing the Premises to prospective tenants, purchasers, mortgagees and/or others, and, in the absence of Landlord's negligence or willful misconduct, Landlord shall not be liable for damages resulting to Tenant from such exercise of the right of entry, the rent stipulated hereunder shall not abate during the period of such entry, nor shall Tenant be entitled to maintain a setoff or counterclaim for damages against Landlord by reason of loss or interruption of business of Tenant because of the prosecution of any such repairs; provided, however, that Landlord shall use reasonable efforts to minimize any interference to Tenant's use of the Premises. During the last ninety (90) days of the Term, Landlord shall have the right to place and maintain in or upon the Premises in one (1) or more conspicuous places "For Rent", "For Lease" and/or "For Sale" signs.

                   Landlord, Tenant and all other tenants in the Property of
               which the Premises are a part, and their respective guests, invitees and employees, shall have ingress to and egress from all common public areas of said Property; provided, however, that Landlord shall have the right to reasonably regulate and control such guests, invitees and employees with respect to such access and the days and hours of access, and all common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas shall be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction. Landlord shall not be liable to Tenant for any inconvenience, interferences, annoyance, loss or damage resulting from work done in or upon the Premises or any portion of the Premises or adjacent grounds; provided, however, that Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises.

                    Tenant agrees that if Landlord during the Term hereby
               demised shall be required by the City and County of Honolulu, the State of Hawaii, or by any other governmental authority to repair, alter, remove, reconstruct or improve any part of the Premises or of said Property, then such repair, alteration, removal, reconstruction or improvement may be made by and at the expense of Landlord and shall not in any way affect the obligations or covenants of Tenant herein contained, and Tenant hereby waives all claims for damages or abatement of rent because of such work. Landlord agrees to use reasonable efforts to minimize interference with Tenant's use of the Premises.

                    14. Construction and Bond. Tenant shall, at its cost, in
                        ---------------------
               accordance with plans and specifications therefor first approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, construct and install such improvements and fixtures and provide such equipment and do all other things required to complete the Premises in a finished condition ready for the conduct of Tenant's business at the Premises; provided, however, that Tenant will, before commencing such initial construction and any future construction on the Premises, show evidence satisfactory to Landlord that Tenant has sufficient current funds to pay for the entire cost of construction, and post with Landlord a contract performance and labor and material payment bond or bonds with corporate surety satisfactory to Landlord in the penal sum equal to one hundred percent (100%) of the cost of construction, guaranteeing the completion thereof free from any mechanics or materialmen's liens. Such initial construction and any future construction or alterations shall strictly comply with all applicable laws, ordinances, codes and regulations. Notwithstanding the foregoing, Landlord agrees that Landlord's approval and the bond described above shall not be required for any construction or improvement which individually costs less than FIVE THOUSAND DOLLARS ($5,000.00) and does not require alterations to the Building structure.

                   Any   violation  of  the  foregoing  provisions  shall  be
               considered a material default of this Lease.

                    15. Indemnity. Tenant will indemnify, defend and hold
                        ---------
               harmless Landlord, its partners, employees, agents, successors and assigns from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said Premises by Tenant or any other person claiming by, through or under Tenant, or any accident or fire on said Premises or any adjacent sidewalk or any nuisance made or suffered thereon caused by Tenant's negligence, or any failure by Tenant to keep said Premises or sidewalk in a safe condition, or any failure by Tenant to comply and conform with all laws, statutes, ordinances and regulations of the United States, the State of Hawaii and the ,City and County of Honolulu now or hereafter in force, or arising from any default by Tenant in the performance of any of the covenants, conditions or provisions of this Lease, will resist and defend at Tenant's expense any such claim by counsel reasonably satisfactory to Landlord, and will reimburse Landlord for all of Landlord's costs and expenses, including reasonable attorneys' fees with respect to any attachment, judgment, suit, lien, charge or encumbrance whatsoever against said Premises made or suffered by Tenant.

                   16. Acceptance and Maintenance of Premises. (a) Tenant
                       --------------------------------------
               agrees that by taking occupancy of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, safe, tenantable and sanitary order, condition and repair.

                   (b) Tenant shall, at Tenant's sole cost and expense, keep
               the Premises (excluding the roof, floor and structural portions thereof, the cost of which shall be borne by Landlord) and every part thereof in good condition and repair, excepting only ordinary wear and tear and unavoidable damage not required to be insured against. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. Damage caused by Tenant to all walls, doors and glass, if any, both exterior and interior, of the Premises shall be at the risk of Tenant; interior walls, doors and glass broken during the Term shall be promptly replaced by Tenant at the expense of Tenant. Tenant will not damage or deface the walls, floors, ceilings or structural parts of the Premises, nor damage or obstruct other common areas, nor commit any act which may damage the structural parts of the Premises. Tenant shall not add, disturb, or in any way change any plumbing or wiring without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All damage or injury done to the Premises by Tenant, or by any persons who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant and Tenant shall pay for all damage to the Premises caused by Tenant's misuse of the Premises or the appurtenances thereto. All repairs to the Premises necessary to maintain the Premises in a tenantable and good condition shall be done by or under the direction of Landlord and at Tenant's expense, except as otherwise specifically provided herein. Tenant shall pay for the replacement of doors or windows of the Premises which are cracked or broken. Landlord may make any alterations or improvements which Landlord may deem necessary for the preservation, safety or improvement of the Premises or the Property. It is specifically understood and agreed that Landlord has made no promises to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, and that no representations respecting the condition of the Premises, the Building or the Park are a part have been made by Landlord to Tenant.

                   Any diminution or shutting off of light or air by any
               structure which may be erected adjacent to the Park of which the Premises are a part, whether by Landlord or others, shall not affect this Lease or impose any liability on Landlord or be construed as a constructive eviction or grounds for the reduction of rent.

                    17.  Fire, Liability and Business Interruption Insurance.
                         ---------------------------------------------------
               (a) Landlord will at all times during said Term keep all improvements and Landlord's fixtures now or hereafter erected upon the land of which the Premises are a part and all Landlord's personal property subject hereto insured against loss or damage by fire, with extended coverage (including vandalism and malicious mischief, public liability and property damage), and against risk of war, if available at reasonable cost, and such other insurance as may be customarily carried on comparable properties in the State of Hawaii, in an amount sufficient to prevent Landlord and Tenant from being or becoming co-insurers within the term of the policy or policies providing such insurance, and, in any event, in an amount equal to the full insurable value with one hundred percent (100%) replacement cost endorsement and without deduction for depreciation, in the joint names of Landlord and any mortgagee of Landlord.

                   (b) Landlord agrees that in case of any such loss or
               damage to any buildings by fire or other such casualty herein required to be insured against which shall have rendered untenantable areas exceeding twenty percent (20%) of the total floor area of the Building situated on the Property at the time of such casualty, then the rent herein reserved shall be abated in a proportionate amount determined as of the date of said loss or damage and as of each successive due date for the payment of rent during the continuance of said abatement by mutual agreement of Landlord and Tenant or, if they fail to reach such agreement, by the ratio which the floor area then remaining untenantable because of such casualty bears to the total floor area of the building immediately prior to such casualty, until such building shall be fully reinstated by Tenant or Landlord pursuant to this paragraph 17.

                   (c) Tenant will procure at its own expense and keep in
               force during the entire Term: (1) a policy of comprehensive general liability insurance (Owners' Landlords' and Tenants' Public Liability Insurance) with single limit coverage of not less than TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) against claims for personal injury and property damage; and (2) a policy of business interruption (use and occupancy) insurance insuring that the rent received hereunder shall be paid to Landlord for a period of up to one (1) year if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements. Said policy or policies shall be with an insurance company or companies authorized to do business in the State of Hawaii, shall name Landlord and Landlord's mortgagee as additional insured, and shall cover the entire Premises and the areas appurtenant thereto, including the sidewalks upon which the Premises abut; and a current certificate of said policy or policies shall be deposited with Landlord, together with evidence or payment of the premium thereon. The limits of said policies shall be increased in accordance with prevailing prudent business practices and as reasonably adequate for Landlord's and Tenant's protection. Said insurance shall contain a provision that it will not be canceled or substantially modified without giving

               Landlord thirty (30) days' written notice prior to the effective date of the proposed cancellation or modification.

                  (d) Tenant shall have the right to satisfy the insurance
            requirements of subparagraph 17(c} and of paragraph 18 if Tenant procures such insurance with a blanket insurance policy insuring other property owned by Tenant.

               18. Insurance on Fixtures and Equipment. Tenant shall procure
                   -----------------------------------
          and, during the entire Term, keep in full force and effect insurance on Tenant's fixtures and equipment in the Premises, in the full insurable value thereof, against fire and extended coverage risks. Tenant shall deposit a current certificate of said insurance with Landlord, and said insurance shall contain a provision that it will not be canceled or substantially modified without giving Landlord thirty (30) days' written notice prior to the effective date of the proposed cancellation or modification. Landlord agrees that Tenant shall have the right, by written notice to Landlord, to self- insure for the foregoing risks with respect to Tenant's equipment.

               19. Risk of Loss. The storage and/or presence of all goods,
                   ------------
          wares, merchandise or other property of Tenant or anyone claiming by, through or under Tenant on the Premises shall be at Tenant's or such other owner's sole risk, and, in the absence of Landlord's gross negligence or willful misconduct, Landlord shall not be responsible for any loss or damage from fire, smoke or water damage, from bursting, overflowing or leaking of water, gas, sewer or steam pipes or from any fixtures, appliances or devices to the same, or from electric wires, fixtures, appliances or devices or from odors or from any cause whatsoever.

               20. Waste and Nuisance. Tenant will not commit or suffer to be
                   ------------------
          committed any waste upon or of the Premises, or any nuisance or other act or omission which disturbs the quiet enjoyment of any other tenant in the Property of which the Premises are apart, and Tenant will immediately abate any nuisance or said other act or omission upon demand of Landlord. Tenant shall not waste or permit the waste of water drawn through fixtures on or about the Premises.

               21. Signs. Tenant shall not erect, install, paint or inscribe
                   -----
          on any exterior door, wall or window, or on any marquee or roof, or affix to the exterior surface of the Property or the Premises, any signs, lettering or placards or advertising media without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In the event that the written consent of Landlord is secured, Tenant shall pay all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, and provided that such signs shall be legally permitted to be installed. Tenant shall indemnify and save Landlord harmless from and against any and all losses, damages, claims, suits or actions for any damage or injury to persons or property caused by the erection and maintenance of such signs or parts thereof, and insurance coverage for any such sign shall be included in the public liability policy which Landlord maintains pursuant to paragraph 17 of this Section III.

             22. Attorneys' Expenses. The losing party will pay to the
                 -------------------
          prevailing party on demand all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in enforcing any of the covenants herein contained, in remedying any breach thereof by the losing party, in recovering possession of the Premises, in collecting any delinquent rent, taxes or other charges hereunder payable by the losing party, or in connection with any litigation commenced by or against the losing party (other than condemnation proceedings) to which the prevailing party without any fault on its part shall be made a party. In case a party, without any fault on its part, is made a party to any litigation commenced by or against the other party, then the other party shall pay all costs and expenses, including reasonable attorneys' fees, incurred or imposed on the first party by or in connection with such litigation.

             23. No Assigning or Subletting. (a)  Tenant shall not,
                 --------------------------
          without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, sell (by agreement of sale or otherwise), assign, mortgage, pledge, encumber or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof; provided, however, that Tenant may assign or sublease all or any part of the Premises without obtaining such consent to any corporation or entity which controls or is controlled by or under common control with Tenant, or any corporation or entity which results from a merger or consolidation with Tenant or to which Tenant sells all or substantially all of its assets; on condition, however, that Tenant shall remain liable for the performance of all obligations hereunder, that the assignee or sublessee shall undertake in writing to observe and abide by the terms and provisions of this Lease, and that Tenant shall provide Landlord with a true and complete copy of the assignment or sublease.


                   (b) Notwithstanding subparagraph (a) above, if at any time during the term of this Lease, Tenant wishes to assign or sublet all or any portion of the Premises to a party other than to a corporation or entity for which Landlord's consent is not required under subparagraph (a), and Tenant will receive, as a result of such assignment or subletting, a premium, sum or other economic consideration in excess of the rent payable under this Lease with respect to the Premises or portion of the Premises to be assigned or sublet, Tenant shall, before executing any contract with such other party, notify Landlord of the terms and conditions of the proposed assignment or subletting and provide

          Landlord with a copy of the proposed contract. Tenant shall also provide to Landlord such information pursuant to paragraph 45 of this Lease as Landlord may reasonably require with respect to any proposed assignee. Landlord shall thereafter have the right, for a period of fifteen (15) days after such notice, to: (i) require Tenant to surrender the Premises or portion thereof in question and to enter into a direct lease with the proposed assignee or sublessee, provided that Landlord shall release Tenant from any further liability with respect to the Premises or portion thereof being surrendered; or (ii) to consider Tenant's notice as a request for a consent to the proposed assignment or subletting pursuant to subparagraph (a).

                   (c) The term "sublet" shall include, without limitation, any use of the Premises by any party other than Tenant. Any of the foregoing acts shall be void and constitute a default under this Lease.

               24. Subordination of Lease: Estoppel Certificates. In the
                   ----------------------
          event any mortgagee shall elect to have this Lease prior to or subordinate to its mortgage, then and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall have priority over or be subordinate to the lien of such mortgage. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage heretofore or hereafter made by Landlord covering the Premises (and which may or may not also cover other premises), whether or not this Lease is terminated by such foreclosure or sale, that Tenant will, upon request by the purchaser, attorn to the purchaser upon any foreclosure or sale and recognize such purchaser as the landlord under this Lease, it being the intent hereof that if this Lease should be terminated by such foreclosure or sale, this Lease shall, upon request by the purchaser, be reinstated as a lease between the purchaser and Tenant, it being nevertheless understood that such purchaser shall not be liable for any act or omission of a prior landlord nor be subject to any offsets or defenses which Tenant may have against any prior landlord. Tenant, upon request of any party in interest, shall execute such instrument or instruments in a form reasonably acceptable to Tenant as shall be requested to carry out the requirements of this paragraph within thirty (30) days after receipt by Tenant of written request therefor; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee named in such mortgage shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the

          Premises be disturbed or interfered with, by an action or proceeding to foreclose said mortgage. In the event that Tenant fails to respond to such written request within thirty (30) days, Landlord shall have the right to execute such instruments on behalf of Tenant. Tenant hereby constitutes Landlord as Tenant's true and lawful attorney-in-fact, coupled with an interest, for purposes of the execution of the foregoing instruments.

               Within fifteen (15) days of presentation, Tenant shall execute, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord may reasonably require to carry out the provisions of this paragraph, (b) any agreement for attornment to a purchaser upon foreclosure, and (c) any estoppel certificate requested by Landlord from time to time in the standard form of any mortgagee or purchaser certifying in writing, if such is the case, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect or that if there have been modifications that the same is in full force and effect as modified and stating the modifications, and the dates to which the rent and other charges shall have been paid, and that there shall be no rental offsets or claims. Any agreement or instrument referred to in the preceding sentence shall be in such form as is reasonably acceptable to Tenant.

               25. Plumbing Facilities. Tenant will not use or permit to be
                   -------------------
          used the plumbing facilities in the Premises, or such facilities located within the demised area or such other area as may be assigned for use by Tenant or its employees, for any purpose other than that for which they are constructed nor throw or place, or permit to be thrown or placed, any foreign substance of any kind therein, and the expense of breakage, stoppage or damage resulting from Tenant's failure to keep this covenant shall be borne by Tenant.

               26. Eminent Domain. If the whole or any substantial part of
                   --------------
          the Premises which shall make the Premises unusable for Tenant's business shall be required, taken or condemned for any public use by any authority having the power of eminent domain, this Lease shall at once terminate and Landlord shall be entitled to receive and retain all compensation for the taking thereof. Tenant shall, however, have the right to claim and recover from the condemning authority only, and not from Landlord, such compensation as may be separately awarded or recovered by Tenant in its own right for or on account of any and all damage to Tenant's business or to its improvements or fixtures, stock in trade or equipment, or expense caused to Tenant by the necessity of removing the foregoing items from the Premises, but in no event shall Tenant's compensation reduce the amount of compensation payable to Landlord.

               27. Nonliability of Landlord. Except where the same is caused
                   ------------------------
          by the gross negligence or willful misconduct of Landlord, Landlord shall note liable for any damage either to person or property sustained by Tenant or by other persons due to the Premises, or any part thereof, or any appurtenances thereof, becoming out of repair or due to any act or neglect of any tenant or occupant of said Premises, or of any other person. This provision shall apply especially but not exclusively to damage caused by water, steam, sewage, illuminating gas, sewer gas odors or termites or the negligent accumulation of combustible materials, accessories and supplies, and shall apply equally whether such damage is caused by the act or neglect of other tenants, occupants or janitors of said Premises, or of any other persons and whether such damage is caused or occasioned by anything or circumstances above mentioned or referred to, or by any other thing or circumstance, whether of a like or of a wholly different nature. If any such damage shall be caused by any act or neglect of Tenant, Landlord may, at its option upon giving Tenant not less than two (2) business days' prior written notice, repair such damage, whether caused to the Premises, or to tenants thereof, and Tenant shall thereupon reimburse Landlord for the total cost of such damage both to the Premises and/or to the tenants thereof. Tenant further agrees that all personal property upon the Premises shall be at the sole risk of Tenant and that Landlord shall not be liable for any loss, injury or damage thereto or theft thereof.

               28. Disposition of Fixtures on Surrender. On the last day of
                   ------------------------------------
          the Term hereby demised or on sooner termination thereof as provided in this Lease, Tenant will peaceably and quietly leave and surrender and deliver up to Landlord possession of the Premises together with all other improvements upon or belonging to the same, by whomsoever made, in good repair, order and condition except as otherwise expressly provided herein and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises; provided, however, that if there is no default on the part of Tenant at the termination of this Lease, Tenant may remove all trade fixtures and equipment installed by Tenant on the express condition that Tenant replaces and repairs all damage to said Premises caused by or resulting from the removal of said trade fixtures and equipment.

               If Tenant shall fail to remove all effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and reasonable attorneys' fees and storage charges on such effects for any length of time the same shall be in

          Landlord's possession, or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to payment of any amounts due under this Lease from Tenant to Landlord and for the expense incident to the removal and sale of said effects.

               29. Liquidated Damages. If Tenant shall, at the expiration or
                   ------------------
          other termination of this Lease, fail to yield up possession to Landlord, Landlord shall have the option to require Tenant to pay, and Tenant shall pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily rent computed on the thirty-day-month basis.

               30. Holding Over. Any holding over after the expiration of
                   ------------
          said Term, with the consent of Landlord, shall be construed to be a tenancy from month to month at the monthly rental herein specified and shall otherwise be on the terms and conditions herein specified, so far as applicable.

               31. Destruction of Premises. In the event of a partial or
                   -----------------------
          total destruction of the Premises from any cause whatsoever, Landlord shall promptly cause the same to be rebuilt or repaired unless, in Landlord's sole discretion, Landlord determines that it would be uneconomical or impossible to rebuild or repair the same, in which event this Lease shall terminate as of the date of such destruction upon written notice given by Landlord to Tenant of its intention not to rebuild or repair, such notice to be given within sixty (60) days from the date of such destruction. Landlord agrees to give written notice to Tenant as soon as practicable of Landlord's decision whether or not to rebuild or repair. Notwithstanding the foregoing, in the event that Landlord for any reason fails to substantially rebuild or repair the Premises to the end that Tenant shall be able to conduct its business operations on the Premises by the end of the tenth (10th) month after Landlord has elected to rebuild or repair the Premises, Tenant may, in its discretion, upon written notice to Landlord, terminate this Lease. In the event of any such termination as aforesaid, Tenant shall forthwith surrender the Premises and shall be relieved of all liability accruing after the date of termination, and Landlord shall have no further liability or obligation hereunder. If such destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect and Landlord and Tenant waive the provisions of any law to the contrary. Landlord's obligations under this paragraph 31 shall in no event exceed the scope of the original construction of the Park of which the Premises are a part. Tenant agrees that during any period of reconstruction or repair of the Premises and/or said Park, Tenant shall continue the operation of Tenant's business in the Premises to the extent reasonably practicable from the standpoint of good business.

               32. Abatement of Rent. The monthly rent payable hereunder
                   -----------------
          shall be abated proportionately during any period in which, by reason of any damage or destruction of the Premises, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises. Such abatement shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such work or repair and/or reconstruction as Landlord is obligated to do.

               33. Security Deposit. Landlord and Tenant acknowledge and
                   ----------------
          agree that a security deposit has not been required by Landlord in connection with this Lease.

               34. Nonwaiver. The acceptance of rent by Landlord shall not be
                   ---------
          deemed a waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained, nor of Landlord's right to declare and enforce a forfeiture for any such breach, and failure of Landlord to insist upon strict performance of any term, covenant or condition herein shall not be construed as a waiver of any subsequent breach of the same nor of any other term, covenant or condition.

               35. Default and Rights of Landlord on Default. This Lease is
                   -----------------------------------------
          made upon the condition that, (a) if Tenant shall fail to pay said rent or any part thereof or any other charges hereunder when due and such failure continues for five (5) days after written notice thereof has been given to Tenant, or (b) if Tenant shall fail to observe or perform any of the other covenants herein contained and on Tenant's part to be observed and performed, and such default shall continue for thirty (30) days after written notice thereof has been given to Tenant, or (c) if Tenant shall become bankrupt or make an assignment for the benefit of creditors or abandon the Premises, or (d) if any mechanics' or materialmen's lien shall attach to the Premises or Landlord's or Tenant's estate or interest therein and the same has not been removed or discharged after twenty (20) days, or (e) if this Lease or any estate or interest of Tenant hereunder shall be sold under any attachment or execution, Landlord may in any such event at once lawfully re- enter the Premises or any part thereof in the name of the whole and, upon or without such entry, at its option either continue this Lease in force or terminate this Lease. Landlord may lawfully expel and remove from the Premises Tenant and any persons claiming by, through or under Tenant and their effects without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby, all without service of notice or legal process and without prejudice to any other remedy or right of action, including summary possession, which Landlord may have for arrears of rent or for the same or any preceding or other breach of contract. No act by Landlord purporting to terminate this Lease in accordance with the provisions hereof shall be effective to terminate this Lease other than a written notice that Landlord has elected to terminate this Lease. During the period Tenant is in default, Landlord may enter the Premises and relet them or any part of them to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all commercially reasonable costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the relenting, attorneys' fees and like costs. If Landlord elects to cancel the Lease, Landlord shall have the right to recover from Tenant unpaid rent when due plus all damages resulting from Tenant's default including all reasonable costs and attorneys' fees plus the worth of the rental of the balance of the Term over the reasonable rental value of the Premises for the remainder of the Term, which sum shall be immediately payable to Landlord by Tenant. Following any default, if Landlord shall bring an action for summary possession, then Tenant hereby agrees to submit irrevocably to the jurisdiction of the District Court of the First Circuit of the State of Hawaii and said District Court shall have the exclusive jurisdiction to decide Landlord's action for summary possession. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                Any property removed by Landlord may be stored in any public warehouse or elsewhere at the cost and for the account of Tenant, and Landlord shall not be responsible for the care or safekeeping thereof, and Tenant hereby waives any and all claims for loss destruction, damage or injury which may be occasioned by any of the aforesaid acts.

               36. Right to Issue a New Lease to a Third Party. Should Landlord
                   -------------------------------------------
          elect to re-enter and take possession of the Premises, as hereinbefore provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease, or Landlord may from time to time without terminating this Lease make such alterations and repairs as may be necessary to grant another lease to a third party for the use of said Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such granting of a new lease all rent received by Landlord from said third party shall be applied, first, to the payment of any indebtedness other than rent due and unpaid hereunder from Tenant to Landlord; second, to the payment of any costs and expenses incurred in issuing a new lease, including brokerage fees, attorneys' fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rent received from said third party during any month is less than that required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord before the end of such month. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding the issuance of a new-lease to a third party without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Premises for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the rent for the unexpired Term shall be computed pro rata upon the basis of the average aggregate rent paid or payable for the rental period of this Lease in which the default occurred.

               37. Interest on Past Due Amounts. Any amounts owing by Tenant
                   ----------------------------
          to Landlord under the terms of this Lease shall carry interest from the date the same become due until paid at the rate of one percent (1%) per month and said interest shall be considered as a part of the rental payable hereunder; provided, however, that nothing contained herein shall be construed as authorizing Tenant to make payments of all sums required hereunder in other than a timely fashion.

               38. Late Charge. Tenant acknowledges that late payment by
                   -----------
          Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing accounting charges and late charges that may be imposed on Landlord by the terms of any note secured by any mortgage covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the rights and remedies available to Landlord.

               39. Waiver of Subrogation. The parties release each other, and
                   ---------------------
          their respective authorized representatives, from any claims for damage to any person or to the premises and to the fixtures, personal property, Tenant's improvements and alterations of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

               Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any such policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party shall be relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

               40. Notice. All notices to be given to a party under this
                   ------
          Lease shall be in writing and delivered in person or sent by reputable overnight delivery service or by registered or certified mail to the party at its offices at the address specified on the first page hereof, or to such other address as the party may designate in writing.

               41. Waiver of Jury Trial and Counterclaims. The parties hereto
                   --------------------------------------
          shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, ana/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of rent or other charges payable by Tenant hereunder, Tenant will not interpose any counterclaim of whatever nature or descriptionin any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

               42. Definitions. As used herein the terms "Landlord" and
                   -----------
          "Tenant" shall include the respective parties and their heirs, legal and personal representatives, successors and assigns; the liability of Tenant, if more than one (1), shall be joint and several; pronouns wherever used herein should be construed to include the plural or singular or both; the use of any gender shall include all genders as the context may reasonably require; and each of the terms "or" and "and" has the meaning of the other or both where the subject matter, sense and connection require such construction.

               43.  Applicable  Law.  This Lease  shall  be  governed and
                    ---------------
          construed in accordance with the laws of the State of Hawaii.

               44. Binding Effect. This Lease shall be binding upon and inure
                   ---------------
          to the benefit of the parties hereto and their respective successors and permitted assigns.

               45. Landlord's Consent. Whenever consent or approval of either
                   -------------------
          Landlord or Tenant is required by the terms of this Lease, unless otherwise specifically provided for herein, such consent or approval shall not be unreasonably withheld or delayed. Requests for consent or approval must be made in writing. Tenant will reimburse Landlord for reasonable architect's, engineer's and attorney's fees and other expenses actually incurred by Landlord in connection with the giving of each and every consent or approval required under this Lease; provided, however, that Landlord may without further reason withhold approval of all alterations, additions and improvements if the plans and specifications therefor are not acceptable to the architect or engineer (if any) retained by Landlord to review the same; and provided, further, Landlord may, as a condition of giving any consent, require personal and complete financial information of any assignee, personal guaranties of an assignee, or other reasonable information relevant to the transaction for which consent is being sought.
          The remedy for any claim based upon unreasonable withholding of consent or approval shall be limited to appropriate injunctive or declaratory relief. Neither party shall be liable for damages resulting from unreasonable withholding of consent or approval but the prevailing party in any lawsuit seeking such declaratory or injunctive relief shall be entitled to an award of reasonable attorneys' fees and court costs.

               46. Excuse of Landlord's Performance. Anything in this Lease
                   --------------------------------
          to the contrary notwithstanding, providing such cause is not due to the willful act or gross neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if the same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through act of God or other cause beyond the control of Landlord.

             47.  Recordation. Tenant  agrees that neither this Lease nor any
                  -----------
        memorandum hereof shall be recorded.

             48.  Time of Essence. Time and performance hereof are of the
                  ---------------
        essence of this Lease.

             49. Renewal. Landlord shall have no obligation to extend or renew
                 -------
        this Lease upon termination or to enter into another lease of the Premises with Tenant upon termination of this Lease. Upon termination of this Lease, Landlord may lease the Premises to whoever Landlord chooses for the operation therein of a business that is the same as or different from that operated by Tenant in the Premises.

             50. Entire Agreement. The provisions of this Lease constitute, and
                 ----------------
        are intended to constitute, the entire agreement between Landlord and Tenant. No terms, conditions, warranties, promises or undertakings of any nature whatever, express or implied, exist between Landlord and Tenant except as herein expressly set forth.

             51. Sale By Landlord. In the event of a sale or conveyance by
                 ----------------
        Landlord of the Premises and the land of which the Premises are a part, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

             52. Accord and Satisfaction. No payments by Tenant or receipt by
                 ------------------------
        Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease.

             53. Rules and Regulations. Tenant shall comply with such reasonable
                 ----------------------
        rules and regulations as Landlord may prescribe which, in Landlord's sole judgment, are required for the reputation, safety, care or cleanliness of the Property or the Premises, or the operations and maintenance thereof and the equipment therein, or for the comfort of Tenant and other tenants of the Property. On delivery of a copy of such amendments and additional rules and regulations to Tenant, Tenant shall thereafter comply with said rules and regulations, and a violation of any of said rules and regulations shall constitute a default by Tenant under this Lease. All such rules and regulations are of the essence hereof without which this Lease would not have been entered into by Landlord.

             54. Declaration of Conditions, covenants and Restrictions and
                 ---------------------------------------------------------
        Declaration of Covenants Regarding Water Consumption and Development.
        --------------------------------------------------------------------
        Tenant acknowledges and agrees that the Premises are subject to a Declaration of Conditions, Covenants and Restrictions and a Declaration of Covenants Regarding Water Consumption and
        Development (collectively, the "CC&R's"), which CC&R's are attached hereto as Exhibits "C-1" and "C-2", respectively, and hereby made a part hereof for all purposes. Tenant agrees to comply with and abide by the terms of the CC&R's and all other applicable documents adopted or promulgated in connection with the CC&R's, including, without limitation, such rules and regulations as may be adopted pursuant to the CC&R's, and Tenant shall indemnify Landlord against all reasonable expenses
        (including reasonable fees of legal counsel), losses, damages (including foreseeable or unforeseeable consequential damages) and liabilities incurred by Landlord which may arise out of or may be directly or indirectly attributable to any breach or claimed breach of said CC&R's or applicable documents by Tenant. Without limiting the generality of the foregoing, Tenant specifically acknowledges and agrees to (a) at no time consume in excess of a daily average of the number of gallons per day of such domestic water as is set forth in paragraph (F)(2)
        Section I of this Lease; (b) at no time install or have installed a domestic water meter of larger than four (4) inches for water service to the Premises; (c) whenever non-potable water is reasonably available, Tenant shall use its best efforts to use such non-potable water for all feasible uses;
        (d) develop non-potable water only in accordance with plans and specifications approved in advance by Landlord and the Trustees under the Will and of the Estate of James Campbell, Deceased; (e) make no use of the Premises which results in releasing odors, dust, smoke or other pollutants from the Premises except as may specifically be permitted in the CC&R's; and (f) otherwise comply with the requirements of the CC&R's with respect to any such release. Notwithstanding anything herein to the contrary, Landlord shall retain the exclusive right to participate as a member in and to vote on all matters provided for in the CC&R's.

            55. Flight Clearance Glide Path Easement. Tenant
                ------------------------------------
        acknowledges that Tenant is aware that the Premises are currently subject to a Declaration of Taking in favor of the Department of the Navy for flight clearance glide plane purposes and other related easements and restrictions (collectively, the "Flight Clearance Easement"), more particularly described in Exhibit "D" attached hereto and made a part hereof for all purposes.
        Tenant agrees to observe and abide by the terms and provisions of the foregoing Flight Clearance Easement. Tenant further assumes the risk and inconvenience of noise, smoke, vibrations, emissions, and other consequences of said Flight Clearance Easement; Tenant agrees that Landlord shall not be responsible for any risk, inconvenience, or consequences of the exercise of said Flight Clearance Easement; and Tenant agrees to save, indemnify, defend and hold Landlord harmless from and against all loss, cost, damage or liability, including reasonable attorneys' fees, which may result from any claim by Tenant or any person under Tenant concerning said Flight Clearance Easement or consequence of the exercise of said Flight Clearance Easement.

                      END OF GENERAL CONDITIONS

                               EXHIBIT "A"

                           Outline of Premises
                             (To be Attached)

                               EXHIBIT "B"

        All of that certain parcel of land situate at Honouliuli District of Ewa, City and County of Honolulu, State of Hawaii, described as follows:

        LOT 2488-A-1, area 3.493 acres, as shown on Map 584, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1069 of the Trustees under the Will and of the Estate of James Campbell, deceased;

        Being the land described in Transfer Certificate of Title No. 327,771 issued to Moon & Hart, a Hawaii general partnership.

        NOTE: Lot 2488-A-1 will have access over and across Lot 425-C-1, which leads to Kalaeloa Boulevard, a public road, as set forth by Land Court Order No. 72368, filed January 11, 1985.

        SUBJECT, HOWEVER, to the following:

        1. Designation of Easement "2372" as shown on Map 515, as set forth by Land Court Order No. 97546, filed April 12, 1990.

        2. Grant to the City and County of Honolulu, Board of Water Supply dated March 7, 1990, filed as aforesaid as Document No. 1737649, granting an easement over said Easement "2372" for underground water meter. Consent given by Bank of Hawaii, by instrument filed as aforesaid as Document No. 1737650.

        3. Designation of Easement "3170" as shown on Map 584, as set forth by Land Court Order No. 105508, filed January 16, 1992.

        4. A (30 feet wide) setback line as shown on Map 223 as set forth by Land Court Order No. 36694, filed January 15, 1973.

        5. Easement "1360" for flight clearance glide plane purposes, in favor of United States of America, acting through the Farmers Home Administration, United States Department of Agriculture, as set forth in Declaration of Taking, dated August 23, 1979, filed as aforesaid as Document No. 1270954.

        6. Restrictions and conditions set forth in Declaration of Taking dated August 23, 1979, filed as aforesaid as Document No. 1270954.

        7. Designation of Easement "1360" for flight clearance glide plane purposes, as shown on Map 373, as set forth by Land Court Order No. 72368, filed January 11, 1985.

        8. Declaration of Conditions, Covenants and Restrictions dated March 23, 1989, filed as aforesaid as Document No. 1626169.

        9. Declaration of Covenants Regarding Water Consumption and Development dated March 23, 1989, filed as aforesaid as Document No. 1626170.

       10. Those certain James Campbell Industrial Park Landlord's Standards, a copy of which has been furnished to Dillingham Construction Pacific,Ltd., a Hawaii corporation; as mentioned in that certain Deed dated April 12, 1989, filed as aforesaid as Document No. 1626171.

        11. Reservation in that certain Deed dated April 12, 1989, filed as aforesaid as Document No. 1626171, to-wit:

             "Grantors' reservation of such perpetual rights of way as Grantors, in their sole discretion, may at any time or times require for themselves, their tenants or assigns, for pole and wire lines and appurtenances or underground pipes, lines and appurtenances for water, utilities, sewage, drainage or any other substances, services or purposes whatsoever, over, across and under the setback area lying within the lines as shown in said Land Court Order No. 36694 and also the right (but not the obligation) from time to time to plant and replace on the setback area such trees and shrubs as the Grantors in their sole discretion deem suitable for landscaping, provided that said reserved right shall be exercised in such manner as to cause the least practicable interference with the use of the property or improvements thereon, and after the person exercising said reserved right shall have delivered to Grantee, in form reasonably satisfactory to Grantee, an instrument indemnifying the Grantee from and against any and all damages, claims or suits that may arise as a result of the exercise of said reserved right, and provided, also, that Grantors will restore the setback areas promptly after exercising such reserved rights. Grantee's rights to the property shall at all times be subject to such easements or grants to others, within said setback, as now exist or may be granted in the future by the Grantors. If and when any grant of easement is made by the Grantors and if Grantors request the joinder therein by Grantee, Grantee covenants, for itself and its successors and assigns, that it will join in any such grant of easement."

      12. Mortgage and Security Agreement dated June 5, 1992, by and between Bank of Hawaii, as Mortgagee, and Moon & Hart, as Mortgagor,
    recorded as aforesaid as Document No.            .
                                          -----------

       13. Assignment of Rents dated June 5, 1992, by and between Bank of Hawaii, as Assignee, and Moon & Hart, as Assignor, recorded as aforesaid as
    Document No.                    .
                -------------------

       14. Financing Statement by Moon & Hart, as Debtor, in favor of Bank of Hawaii, as Secured Party, recorded as aforesaid as Document
    No.                 .
       ----------------